Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Mark N. Schroeder, Chief Financial Officer of Patriot Coal Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)
the Annual Report on Form 10-K for the year ended December 31, 2009 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Patriot Coal Corporation.
          Dated: February 24, 2010

/s/ Mark N. Schroeder
Mark N. Schroeder
Chief Financial Officer